ANNUAL REPORT





August 31, 1995





INVESCO
VALUE
TRUST






INVESCO FUNDS

Market Overview                                                   September 1995
     The U.S. economy may be close to achieving the "soft landing" analysts have hoped for. Fearing the long-term, corrosive effects of inflation, the Federal Reserve Board actively sought to slow the U.S. economy in 1994. Over a period of 12 months, they doubled short-term interest rates.
      The plan may have worked. After impressive annualized growth rates of 6.3%, 3.3%, 3.8%, 3.4%, and 5.1% in consecutive quarters, GDP advanced just 2.7% during the first three months of 1995, and was estimated at 1.3% in the second quarter. Now that they've reined in the galloping expansion, the Fed will act to keep it at a sustainable trot. In July, they cut short-term interest rates by 0.25%, and further cuts may be made if additional stimulus is required.
      Given the advances in the U.S. equities markets in the first half of 1995, we're likely to see a period when the market "digests" its gains -- as technology stocks did in mid-July, for instance. However, we do not anticipate a significant setback in prices over the fourth quarter.
      In our opinion, it's possible interest rates will drop further in 1995. That will ease inflationary pressure somewhat, as well as have a positive impact on the bond market. Short-term rates could drop to 5.5% or less, compared to a 6% Fed funds rate as of late June. The benchmark 30-year Treasury bond is now yielding around 6.6%; we may expect to see that gradually decrease. Overall, bond prices have advanced strongly since the fourth quarter of 1994.

                       --------------------------------

      The line graphs on the following pages illustrate the value of a $10,000 investment in the INVESCO Value Trust Funds, plus reinvested dividends and capital gain distributions, for the periods through 8/31/95. (Of course, past performance is not a guarantee of future returns.)* The charts and other total return figures cited reflect each fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.

Value Equity Fund
      For the year ended 8/31/95, INVESCO Value Equity Fund had a total return of 17.84%. During the same period, the S&P 500 index achieved a total return of 21.35%. (Of course, past performance is not a guarantee of future results.)*

                              Value Equity Fund
                       Average Annualized Total Return
                                as of 8/31/95*

                        1 year                  17.84%
                        -------------------------------
                        5 years                 15.49%
                        -------------------------------
                        Since inception (5/86)  11.77%
                        -------------------------------

      During the first half of the fund's fiscal year -- September 1994 through February 1995 -- the market favored companies offering stable dividends and strong fundamentals, the type of value stocks which are featured throughout our holdings. This market sentiment aided the portfolio as it outperformed the index during this six-month period. Our substantial weighting in health-care issues was another positive factor.
      The six months ended 8/31/95 told a different tale. As fears of recession and inflation faded, growth stocks returned to favor. Technology and financial companies especially saw strong price advances. Our portfolio strategy relies on selection of individual stocks, rather than concentrating on particular industry sectors; while we hold positions in a wide variety of industries, we do not utilize a timing strategy that temporarily focuses on particular sectors in turn. As a result of our diversification policy, the fund underperformed the broad equity market during this six-month period.

Graph:
     This line graph represents a comparison of the value of a $10,000 investment in the Value Equity Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/86) through 8/31/95.

      The fund's performance has benefited from its holdings in financial and technology stocks. For instance, American International Group, General Re, and Morgan Stanley Group have all performed well since their initial purchase, as have Compaq Computer, Hewlett-Packard Co, and Computer Associates International. Over the past months, we have taken positions in stocks in a variety of industries. These include insurance (Marsh & McLennan), publishing (Gannett Co), retail (J C Penney Co), and utilities (Southern Corp).
      We have closed several positions which no longer met our criteria. These included firms whose marketing positions or managements, for instance, led us to downgrade their long-term prospects, such as Pioneer Hi-Bred International (agriculture), Salomon Inc (investment brokers), and Liz Claiborne (textiles & apparel manufacturers).
     Value Equity Fund is managed by Michael C. Harhai. Mr. Harhai began his investment career in 1972; before joining INVESCO, he served as a portfolio manager with Citizens & Southern Investment Advisors, Inc., and later as head of the equity balanced group with Sovran Capital Management Corp. He holds an MBA from the University of Central Florida and a BA from the University of South Florida. Mr. Harhai is a Chartered Financial Analyst, as is Terrence Irrgang, who assists in managing the fund. Mr. Irrgang is a 13-year veteran of the investment business, and holds an MBA from Temple University, as well as a BA from Gettysburg College.

Intermediate Government Bond Fund
      For the year ended 8/31/95, INVESCO Intermediate Government Bond Fund had a total return of 10.36%. During the same period, the Lehman Intermediate Government Bond Index had a total return of 8.95%. We are pleased to note that in their 2/6/95 issue, U.S. News & World Report placed Intermediate Government Bond Fund among its "best funds for the long haul." Your fund was rated #8 of 572 medium-term government bond funds.** (Of course, past performance is not a guarantee of future results.)*

                      Intermediate Government Bond Fund
                       Average Annualized Total Return
                                as of 8/31/95*

                       1 year                     10.36%
                       ----------------------------------
                       5 years                     8.77%
                       ----------------------------------
                       Since inception (5/86)      7.28%
                       ----------------------------------

Graph:
     This line graph represents a comparison of the value of a $10,000 investment in the Intermediate Government Bond Fund to the value of a $10,000 investment in the Lehman Intermediate Government Bond Fund Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/86) through 8/31/95.

      Since the summer of 1994, our investment strategy regarding duration has changed. As interest rates rose, we found better values at the longer end of the intermediate yield curve. By 2/28/95, we had extended bond duration. This is now near the maximum end of our range, since most of the securities within the portfolio are typically three to five years in maturity. This change occurred as yields on government securities rose to levels where they represented good value given inflation trends.

      As we mentioned in the semiannual report dated 2/28/95, we have reduced the allocation to government agency bonds in favor of direct Treasury obligations. The reason is the difference between yields on these two types of issues. For instance, at present the spread is relatively narrow between a Treasury note and a GNMA with a similar maturity. Under these circumstances, the returns of GNMAs tend to underperform Treasuries. Conversely, when spreads are wide, we may invest as much as 70% of assets in government agency securities.
     Intermediate Government Bond Fund is managed by James O. Baker. Before joining INVESCO, he was associated with Willis Investment Counsel, Morgan Keegan, and Drexel Burnham Lambert. Mr. Baker holds a BA from Mercer University. Ralph H. Jenkins, Jr. assists in managing the fund. He began his investment career in 1969 and is both a Chartered Financial Analyst and Chartered Investment Counselor. He earned his MA at the University of Alabama and a BBC from Auburn University.

Total Return Fund
      For the year ended 8/31/95, INVESCO Total Return Fund achieved a total return of 17.54%. During the same period, the S&P 500 had a total return of 21.35%, while the Lehman Government/Corporate Index had a total return of 11.49%. In the issue dated 2/6/95, U.S. News & World Report placed Total Return Fund among its "best funds for the long haul," rating the fund #8 of 343 balanced/total return funds.** (Of course, past performance is not a guarantee of future results.)*
      Over the first half of the fund's fiscal year, we substantially lengthened bond duration. At that time, we were finding better values at the longer end of the yield curve. By 2/28/95, we had extended bond duration to over seven years. That position reflected our view that "real" interest rates (adjusted for inflation) were quite high by historical standards.
      Simultaneously, we have shifted the bond allocation down in favor of a higher concentration in equities, which in our opinion enjoy better near-term prospects for superior total returns.

Graph:
     This line graph represents a comparison of the value of a $10,000 investment in the Total Return Fund to the value of a $10,000 investment in the S&P 500 and Lehman Government/Corporate Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (9/87) through 8/31/95.

      We continue to find direct Treasury obligations more attractively valued than government agency and corporate obligations. As a result, fixed-income holdings overwhelmingly consist of Treasury bonds and notes.
      Among our new common stock holdings, you will find several financial stocks, such as First Union and NBD Bancorp (banking), Deluxe Corp (finance related), and Marsh & McLennan (insurance). These stocks fit our profile of companies with strong past earnings growth, temporarily out of favor with the market. Other new holdings include General Electric (diversified), Kimberly-Clark Corp (paper products), and Bristol-Myers Squibb (medical related-drugs).

                              Total Return Fund
                       Average Annualized Total Return
                                as of 8/31/95*

                        1 year                  17.54%
                        -------------------------------
                        5 years                 14.47%
                        -------------------------------
                        Since inception (9/87)  12.32%
                        -------------------------------

      We have also taken a position in Telefonos de Mexico SA de CV Sponsored ADR (utilities). In our opinion, this stock was unfairly tarred by the same brush that took all Mexican stocks down after the peso devaluation last winter. Over the longer term, we anticipate that the market will recognize and reward the company's strong fundamentals.

     Total Return Fund is managed by Edward C. Mitchell, Jr., President of INVESCO Capital Management, Inc. He began his investment career in 1969. He holds an MBA from the University of Virginia and a BA from the University of Colorado. Mr. Mitchell is a Chartered Financial Analyst. He is assisted in the fund's management by David S. Griffin, who is also a CFA. Mr. Griffin is a 12-year veteran of the investment business, and holds an MBA from the College of William and Mary, as well as a BA from Ohio Wesleyan University.

      *Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The S&P 500 is an unmanaged index of common stocks considered representative of the broad market. The Lehman Government/Corporate Index is an unmanaged index considered representative of the broad bond market, while the Lehman Government Intermediate Bond Index is an unmanaged index of government bonds with average maturities under 10 years.
      **U.S. News & World Report 2/6/95, ranking of funds at least three years old and with assets of at least $25 million. Rankings were based on total return over the one-, three-, five- and 10-year periods ended 12/31/94 and during the 1990 bear market, plus volatility over the three years ended 12/31/94.

INVESCO Value Trust
Ten Largest Common Stock Holdings
August 31, 1995

Description                                                  Value
--------------------------------------------------------------------
TOTAL RETURN Fund

Ford Motor                                              $7,656,250
Philip Morris                                            7,462,500
General Electric                                         7,359,375
International Business Machines                          7,236,250
Dun & Bradstreet                                         7,234,375
NBD Bancorp                                              7,150,000
Lilly (Eli) & Co                                         6,959,375
American Home Products                                   6,930,000
Bristol-Myers Squibb                                     6,862,500
Lockheed Martin                                          6,696,250

VALUE EQUITY Fund

Philip Morris                                          $ 3,731,250
Dun & Bradstreet                                         3,472,500
Dow Chemical                                             3,256,000
WMX Technologies                                         3,055,000
Hewlett-Packard Co                                       3,040,000
PepsiCo Inc                                              2,932,200
Pitney-Bowes Inc                                         2,912,813
Textron Inc                                              2,877,000
Columbia/HCA Healthcare                                  2,867,000
Disney (Walt) Co                                         2,806,250

Composition of holdings is subject to change.

INVESCO Value Trust
Statement of Investment Securities

August 31, 1995
------------------------------------------------------------------------
                                    Shares or
                                    Principal
Description                         Amount                   Value
------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND Fund
FIXED INCOME SECURITIES   86.00%

US Government Obligations   79.14%
US Treasury Bonds
   9.375%, 2/15/2006                $ 3,000,000        $ 3,675,000
   8.125%, 8/15/2019                $ 4,000,000          4,622,500
US Treasury Notes
   8.500%, 7/15/1997                $ 4,000,000          4,186,244
   8.500%, 2/15/2000                $ 4,000,000          4,376,244
   6.375%, 7/15/1999                $ 4,000,000          4,045,000
   6.375%, 8/15/2002                $ 2,000,000          2,017,500
   5.125%, 3/31/1998                $ 5,000,000          4,906,250
US Treasury Security Stripped
   Interest Payment, Generic Tint
   Payment, Zero Coupon, 11/15/2004 $ 2,000,000          1,113,038
                                                       -----------
   TOTAL US GOVERNMENT
     OBLIGATIONS
     (Cost $27,532,826)                                 28,941,776
                                                       -----------
US Government Agency Obligations   6.86%
Government National Mortgage
   Association I, Modified
   Pass-Through Certificates
   7.000%, 10/15/2008               $   802,003            805,884
   6.500%, 10/15/2008               $   856,674            845,861
   6.000%, 11/15/2008               $   881,566            856,203
                                                       -----------
   TOTAL US GOVERNMENT
     AGENCY OBLIGATIONS
     (Cost $2,610,936)                                   2,507,948
                                                       -----------
TOTAL FIXED INCOME SECURITIES
   (Cost $30,143,762)                                   31,449,724
                                                       -----------
SHORT-TERM INVESTMENTS   14.00%

US Government Obligations   9.68%
US Treasury Notes
   7.375%, 5/15/1996
   (Cost $3,577,432)                $ 3,500,000          3,540,464
                                                       -----------
Repurchase Agreements   4.32%
Repurchase Agreement with
   State Street Bank & Trust Co
   dated 8/31/1995 due 9/1/1995
   at 5.250%, repurchased at
   $1,580,230 (Collateralized by
   US Treasury Notes due 5/31/1999
   at 6.750%, value $1,610,976)
   (Cost $1,580,000)                $ 1,580,000          1,580,000
                                                       -----------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $5,157,432)                                     5,120,464
                                                       -----------

TOTAL INVESTMENT
   SECURITIES AT VALUE   100.00%
   (Cost $35,301,194)
   (Cost for Income Tax Purposes
   $35,305,717)                                        $36,570,188
                                                       ===========

TOTAL RETURN Fund
COMMON STOCKS   60.35%
AEROSPACE & DEFENSE 2.05%
Boeing Co                                75,000         $4,781,250
Lockheed Martin                         110,000          6,696,250
                                                       -----------
                                                        11,477,500
                                                       -----------
AUTOMOBILE RELATED 1.37%
Ford Motor                              250,000          7,656,250
                                                       -----------
BANKING    5.42%
First of America Bank                   125,000          5,531,250
First Union                             132,000          6,616,500
NBD Bancorp                             200,000          7,150,000
NationsBank Corp                        100,000          6,137,500
Wachovia Corp                           125,000          4,968,750
                                                       -----------
                                                        30,404,000
                                                       -----------
CHEMICALS   1.60%
Dow Chemical                             50,000          3,700,000
Imperial Chemical
   Industries PLC ADR                   110,000          5,238,750
                                                       -----------
                                                         8,938,750
                                                       -----------
COMPUTER RELATED   4.55%
Compaq Computer*                        125,000          5,968,750
Computer Associates International        91,000          6,324,500
Hewlett-Packard Co                       75,000          6,000,000
International Business Machines          70,000          7,236,250
                                                       -----------
                                                        25,529,500
                                                       -----------
DIVERSIFIED COMPANIES   6.49%
du Pont (E I) de Nemours                 50,000          3,268,750
General Electric                        125,000          7,359,375
Hanson PLC Sponsored ADR                300,000          5,137,500
Loews Corp                               30,000          3,941,250
Minnesota Mining & Manufacturing        100,000          5,462,500
National Service Industries             100,000          2,900,000
Norsk Hydro AS Sponsored ADR            100,000          4,225,000
Textron Inc                              60,000          4,110,000
                                                       -----------
                                                        36,404,375
                                                       -----------
FINANCE RELATED   1.99%
Deluxe Corp                             125,000          3,906,250
Dun & Bradstreet                        125,000          7,234,375
                                                       -----------
                                                        11,140,625
                                                       -----------

FOOD PRODUCTS & BEVERAGES   2.95%
Anheuser-Busch Cos                      100,000          5,712,500
Heinz (H J) Co                          110,000          4,661,250
Unilever NV New York Shrs                50,000          6,181,250
                                                       -----------
                                                        16,555,000
                                                       -----------
FOOD STORES -- WHOLESALE   0.69%
SuperValu Inc                           130,000          3,851,250
                                                       -----------
HEALTH CARE FACILITIES   0.96%
Columbia/HCA Healthcare                 115,000        $ 5,405,000
                                                       -----------
INSURANCE     2.88%
American General                        100,000          3,525,000
Marsh & McLennan                         75,000          6,178,125
SAFECO Corp                             100,000          6,462,500
                                                       -----------
                                                        16,165,625
                                                       -----------
INVESTMENT BROKERS   1.16%
Morgan Stanley Group                     75,000          6,515,625
                                                       -----------
MEDICAL RELATED -- DRUGS   5.28%
Abbott Laboratories                     100,000          3,875,000
American Home Products                   90,000          6,930,000
Bristol-Myers Squibb                    100,000          6,862,500
Lilly (Eli) & Co                         85,000          6,959,375
Merck & Co                              100,000          4,987,500
                                                       -----------
                                                        29,614,375
                                                       -----------
METALS   0.44%
Alcan Aluminum                           75,000          2,446,875
                                                       -----------
OIL & GAS RELATED   3.05%
Amoco Corp                               75,000          4,781,250
Repsol SA Sponsored ADR                 200,000          6,325,000
Royal Dutch Petroleum
   5 Gldr Shrs                           50,000          5,962,500
                                                       -----------
                                                       17,068,750
                                                       -----------
PAPER & PAPER PRODUCTS 1.93%
Kimberly-Clark Corp                     100,000          6,387,500
Westvaco Corp                           100,000          4,412,500
                                                       -----------
                                                        10,800,000
                                                       -----------
POLLUTION CONTROL RELATED   0.60%
Browning-Ferris Industries          100,000              3,362,500
                                                       -----------
PRINTING & PUBLISHING   1.19%
Gannett Co                          125,000              6,687,500
                                                       -----------
RETAIL   5.26%
K mart Corp                         300,000              4,087,500
McDonald's Corp                     100,000              3,650,000
Melville Corp                       150,000              5,006,250
Penney (J C) Co                     125,000              5,656,250
Rite Aid                            175,000              4,900,000
Tandy Corp                          100,000              6,212,500
                                                       -----------
                                                        29,512,500
                                                       -----------

TEXTILES & APPAREL
   MANUFACTURERS  1.61%
Liz Claiborne                       200,000              4,550,000
Shaw Industries                     300,000              4,500,000
                                                       -----------
                                                         9,050,000
                                                       -----------
TOBACCO    2.46%
American Brands                     150,000              6,300,000
Philip Morris                       100,000              7,462,500
                                                       -----------
                                                        13,762,500
                                                       -----------
TOOLS    0.89%
Snap-On Inc                         122,000              5,002,000
                                                       -----------
TRANSPORTATION   1.08%
Roadway Services                    110,000              6,050,000
                                                       -----------
UTILITIES    4.45%
NYNEX Corp                          135,000             $6,075,000
Telefonica de Espana SA
   Sponsored ADR                    125,000              5,078,125
Telefonos de Mexico SA
   de CV Sponsored ADR
   Representing Ord Series L Shrs   150,000              4,912,500
Texas Utilities                     175,000              6,081,250
Unicom Corp                         100,000              2,812,500
                                                       -----------
                                                        24,959,375
                                                       -----------
TOTAL COMMON STOCKS
   (Cost $271,776,422)                                 338,359,875
                                                       -----------
FIXED INCOME SECURITIES   28.77%
US Government Obligations   25.83%
US Treasury Bonds
   9.375%, 2/15/2006                $15,000,000         18,375,000
   9.250%, 2/15/2016                $16,000,000         20,380,000
   8.125%, 8/15/2019                $16,000,000         18,490,000
   7.250%, 8/15/2022                $20,000,000         21,156,240
   6.250%, 8/15/2023                $ 3,500,000          3,281,250
US Treasury Notes
   8.750%, 8/15/2000                $15,000,000         16,682,790
   8.250%, 7/15/1998                $ 8,000,000          8,475,000
   8.000%, 1/15/1997                $ 4,000,000          4,116,244
   7.875%, 1/15/1998                $ 1,750,000          1,825,469
   7.875%, 11/15/1999               $ 7,100,000          7,568,146
   6.375%, 7/15/1999                $ 3,000,000          3,033,750
   6.375%, 8/15/2002                $15,000,000         15,131,250
   5.750%, 8/15/2003                $ 3,500,000          3,380,776
   5.500%, 2/28/1999                $ 3,000,000          2,954,058
                                                       -----------
   TOTAL US GOVERNMENT
     OBLIGATIONS
     (Cost $134,197,818)                               144,849,973
                                                       -----------
US Government Agency Obligations   1.09%
Federal National Mortgage
   Association, Gtd Mortgage
   Pass-Through Certificates
   7.500%, 8/1/2007                 $ 2,280,997          2,319,955

Government National Mortgage
   Association I, Modified
   Pass-Through Certificates
   7.000%, 10/15/2008               $1,237,942           1,243,932
   6.500%, 10/15/2008               $1,285,011           1,268,793
   6.000%, 11/15/2008               $1,322,349           1,284,304
                                                       -----------
   TOTAL US GOVERNMENT
     AGENCY OBLIGATIONS
     (Cost $6,250,303)                                   6,116,984
                                                       -----------
Corporate Bonds   1.85%
AEROSPACE & DEFENSE   0.27%
Rockwell International, Notes
   6.625%, 6/1/2005                 $1,500,000           1,483,411
                                                       -----------
AUTOMOBILE RELATED   0.14%
Ford Motor, Notes
   7.500%, 11/15/1999               $  750,000          $  773,392
                                                       -----------
BANKING    0.57%
National City Bank, Sub Notes
   7.200%, 5/15/2005                $2,000,000           2,026,374
NationsBank Corp, Sr Notes
   5.375%, 4/15/2000                $1,250,000           1,192,836
                                                       -----------
                                                         3,219,210
                                                       -----------
FINANCE RELATED   0.14%
   Beneficial Corp
   Medium-Term Notes
   5.350%, 10/8/1998                $  800,000             775,887
                                                       -----------
FOOD PRODUCTS & BEVERAGES   0.28%
PepsiCo Inc, Deb
   7.750%, 10/1/1998                $1,500,000           1,561,703
                                                       -----------
RETAIL   0.13%
Wal-Mart Stores, Notes
   5.500%, 3/1/1998                 $  750,000             737,880
                                                       -----------
UTILITIES    0.32%
Duke Power, 1st & Ref Mortgage
   7.500%, 4/1/1999                 $1,000,000           1,032,525
Union Electric, 1st Mortgage
   6.750%, 10/15/1999               $  750,000             756,377
                                                       -----------
                                                         1,788,902
                                                       -----------
   TOTAL CORPORATE BONDS
     (Cost $10,482,629)                                 10,340,385
                                                       -----------
TOTAL FIXED INCOME SECURITIES
   (Cost $150,930,750)                                 161,307,342
                                                       -----------
SHORT-TERM INVESTMENTS   10.88%
US Government Obligations   0.60%
US Treasury Notes
   7.375%, 5/15/1996
   (Cost $3,354,656)                $3,300,000           3,338,151
                                                       -----------

Corporate Bonds   0.48%
FINANCE RELATED   0.21%
Associates Corp of
   North America, Notes
   4.750%, 8/1/1996                 $1,200,000           1,186,385
                                                       -----------
WASTE MANAGEMENT   0.27%
Waste Management, Notes
   7.875%, 8/15/1996                $1,500,000           1,525,103
                                                       -----------
TOTAL CORPORATE BONDS
   (Cost $2,738,466)                                     2,711,488
                                                       -----------
Commercial Paper   9.58%
AEROSPACE & DEFENSE   0.89%
Raytheon Co
   5.690%, 9/8/1995                 $5,000,000           4,994,468
                                                       -----------
FINANCE RELATED   3.88%
American General Capital
   5.850%, 9/1/1995                 $1,800,000           1,800,000
Bell Atlantic Financial Services
   5.720%, 9/11/1995                $5,000,000           4,992,056
Cargill Inc
   5.700%, 9/20/1995                $5,000,000         $ 4,984,958
National Rural Utilities Cooperative
   Finance, 5.700%, 9/28/1995       $5,000,000           4,978,625
South Carolina Fuel
   5.740%, 9/22/1995                $5,000,000           4,983,258
                                                       -----------
                                                        21,738,897
                                                       -----------
FOOD PRODUCTS & BEVERAGES 0.89%
Campbell Soup
   5.700%, 9/29/1995                $5,000,000           4,977,833
                                                       -----------
INSURANCE    0.89%
AIG Funding
   5.680%, 9/22/1995                $5,000,000           4,983,433
                                                       -----------
MEDICAL RELATED -- DRUGS   1.15%
Abbott Laboratories
   5.700%, 9/27/1995                $6,500,000           6,473,242
                                                       -----------
PRINTING & PUBLISHING   0.99%
Donnelley (R R) & Sons
   5.700%, 9/14/1995                $5,600,000           5,588,473
                                                       -----------
TELECOMMUNICATIONS   0.89%
AT & T Corp
   5.690%, 9/22/1995                $5,000,000           4,983,404
                                                       -----------
   TOTAL COMMERCIAL PAPER
   (Cost $53,739,750)                                   53,739,750
                                                       -----------
Repurchase Agreements   0.22%
Repurchase Agreement with
   State Street Bank & Trust Co
   dated 8/31/1995 due 9/1/1995
   at 5.250%, repurchased at
   $1,245,182 (Collateralized
   by US Treasury Notes due
   5/31/1999 at 6.750%, value
   $1,273,190)(Cost $1,245,000)     $1,245,000           1,245,000
                                                       -----------

TOTAL SHORT-TERM INVESTMENTS
   (Cost $61,077,872)                                   61,034,389
                                                       -----------
TOTAL INVESTMENT
   SECURITIES AT VALUE   100.00%
   (Cost $483,785,044)
   (Cost for Income Tax Purposes
   $483,799,704)                                     $ 560,701,606
                                                     =============

VALUE EQUITY Fund
COMMON STOCKS    99.26%
AEROSPACE & DEFENSE  4.24%
Boeing Co                              25,000        $   1,593,750
Lockheed Martin                        35,860            2,182,978
Raytheon Co                            32,000            2,588,000
                                                       -----------
                                                         6,364,728
                                                       -----------
AUTOMOBILE RELATED   2.39%
Cooper Tire & Rubber                   60,000          $ 1,560,000
Ford Motor                             66,000            2,021,250
                                                       -----------
                                                         3,581,250
                                                       -----------
BANKING   4.16%
Boatmen's Bancshares                   53,000            1,961,000
NBD Bancorp                            60,000            2,145,000
Wachovia Corp                          53,700            2,134,575
                                                       -----------
                                                         6,240,575
                                                       -----------
CHEMICALS    3.08%
Dow Chemical                           44,000            3,256,000
Nalco Chemical                         39,000            1,365,000
                                                       -----------
                                                         4,621,000
                                                       -----------
COMPUTER RELATED   6.12%
Automatic Data Processing              20,200            1,313,000
Compaq Computer*                       56,000            2,674,000
Computer Associates International      31,000            2,154,500
Hewlett-Packard Co                     38,000            3,040,000
                                                       -----------
                                                         9,181,500
                                                       -----------
DIVERSIFIED COMPANIES   6.13%
General Electric                       42,100            2,478,637
Hanson PLC Sponsored ADR              128,300            2,197,137
Minnesota Mining & Manufacturing       30,000            1,638,750
Textron Inc                            42,000            2,877,000
                                                       -----------
                                                         9,191,524
                                                       -----------
ELECTRICAL EQUIPMENT   1.55%
Emerson Electric                       32,700            2,333,962
                                                       -----------
FINANCE RELATED   2.31%
Dun & Bradstreet                       60,000            3,472,500
                                                       -----------

FOOD PRODUCTS & BEVERAGES   5.18%
Anheuser-Busch Cos                     23,000            1,313,875
Heinz (H J) Co                         35,000            1,483,125
PepsiCo Inc                            64,800            2,932,200
Tyson Foods Class A                    79,200            2,039,400
                                                       -----------
                                                         7,768,600
                                                       -----------
FOOD STORES -- WHOLESALE   0.86%
Fleming Cos                            44,500            1,296,062
                                                       -----------
HEALTH CARE FACILITIES   2.99%
Columbia/HCA Healthcare                61,000            2,867,000
Manor Care                             50,000            1,618,750
                                                       -----------
                                                         4,485,750
                                                       -----------
HOUSEHOLD APPLIANCES   1.67%
Maytag Corp                           161,700            2,506,350
                                                       -----------
INSURANCE    8.49%
American General                       67,000            2,361,750
American International Group           28,500            2,297,812
General Re                             18,000            2,675,250
Jefferson-Pilot Corp                   29,050            1,826,519
Marsh & McLennan                       20,000            1,647,500
SAFECO Corp                            30,000            1,938,750
                                                       -----------
                                                        12,747,581
                                                       -----------
INVESTMENT BROKERS   1.79%
Morgan Stanley Group                   31,000            2,693,125
                                                       -----------
MEDICAL RELATED -- DRUGS   10.80%
Abbott Laboratories                    57,000          $ 2,208,750
American Home Products                 26,000            2,002,000
Bristol-Myers Squibb                   30,000            2,058,750
Lilly (Eli) & Co                       32,000            2,620,000
Merck & Co                             48,000            2,394,000
Schering-Plough Corp                   47,400            2,210,025
Warner-Lambert Co                      30,000            2,711,250
                                                       -----------
                                                        16,204,775
                                                       -----------
OFFICE EQUIPMENT   1.94%
Pitney-Bowes Inc                       71,700            2,912,813
                                                       -----------
OIL & GAS RELATED   6.24%
Amoco Corp                             40,000            2,550,000
Exxon Corp                             35,275            2,425,156
Repsol SA Sponsored ADR                55,400            1,752,025
Royal Dutch Petroleum
  5 Gldr Shrs                          22,076            2,632,563
                                                       -----------
                                                         9,359,744
                                                       -----------
PAPER & PAPER PRODUCTS   1.25%
Westvaco Corp                          42,700            1,884,138
                                                       -----------
POLLUTION CONTROL RELATED   2.45%
Browning-Ferris Industries             18,500          $   622,063
WMX Technologies                      104,000            3,055,000
                                                       -----------
                                                         3,677,063
                                                       -----------

PRINTING & PUBLISHING    1.91%
Donnelley (R R) & Sons                 33,000            1,254,000
Gannett Co                             30,000            1,605,000
                                                       -----------
                                                         2,859,000
                                                       -----------
RECREATION SERVICES   1.87%
Disney (Walt) Co                       50,000            2,806,250
                                                       -----------
RETAIL    8.34%
Dillard Department Stores Class A      57,000            1,759,875
Giant Food Class A                     64,000            1,992,000
Home Depot                             50,800            2,025,650
K mart Corp                           125,800            1,714,025
McDonald's Corp                        67,000            2,445,500
Penney (J C) Co                        34,000            1,538,500
Toys "R" Us*                           40,000            1,040,000
                                                       -----------
                                                        12,515,550
                                                       -----------
TELECOMMUNICATIONS   1.03%
Southern New England
   Telecommunications                  46,000            1,546,750
                                                       -----------
TEXTILES & APPAREL
   MANUFACTURERS   2.15%
Russell Corp                           44,700            1,229,250
Shaw Industries                       133,100            1,996,500
                                                       -----------
                                                         3,225,750
                                                       -----------
TOBACCO   3.41%
Philip Morris                          50,000            3,731,250
UST Inc                                50,800            1,384,300
                                                       -----------
                                                         5,115,550
                                                       -----------
TRANSPORTATION   1.44%
Hunt (J B) Transport Services          63,000            1,008,000
Illinois Central Series A              30,000            1,151,250
                                                       -----------
                                                         2,159,250
                                                       -----------
UTILITIES    5.47%
CINergy Corp                          100,700           $2,580,438
SCEcorp                                93,000            1,546,125
Southern Co                            50,000            1,056,250
Telefonos de Mexico
   de CV Sponsored ADR
   Representing Ord Series L Shrs      58,000            1,899,500
Unicom Corp                            40,000            1,125,000
                                                       -----------
                                                         8,207,313
                                                       -----------
TOTAL COMMON STOCKS
   (Cost $124,789,343)                                 148,958,453
                                                       -----------

SHORT-TERM INVESTMENTS --
   REPURCHASE AGREEMENTS   0.74%
Repurchase Agreement with State Street
   Bank & Trust Co dated 8/31/1995 due
   9/1/1995 at 5.250%, repurchased at
   $1,110,162 (Collateralized by US
   Treasury Notes due 5/31/1999 at
   6.750%, value $1,132,880)
   (Cost $1,110,000)                $ 1,110,000      $   1,110,000
                                                     -------------
TOTAL INVESTMENT
   SECURITIES AT VALUE   100.00%
   (Cost $125,899,343)
   (Cost for Income Tax Purposes
   $126,092,658)                                     $ 150,068,453
                                                     =============

*Security is non-income producing.

See Notes to Financial Statements

INVESCO Value Trust
Statement of Assets and Liabilities
August 31, 1995

                                            Intermediate
                                             Government           Total Return            Value Equity
                                             Bond Fund                Fund                    Fund
                                            ------------          ------------            ------------
ASSETS
Investment Securities:
   At Cost~                                $35,301,194           $ 483,785,044           $ 125,899,343
                                           ===========           =============           =============
   At Value~                               $36,570,188           $ 560,701,606           $ 150,068,453
Cash                                             1,741                 83,915                    3,436
Receivables:
   Investment Securities Sold                        0                       0               2,422,932
   Fund Shares Sold                            446,625               1,059,923                 229,888
   Dividends and Interest                      325,445               2,197,868                 497,341
Prepaid Expenses and Other Assets               12,662                  51,061                  25,648
                                           -----------           -------------           -------------
TOTAL ASSETS                                37,356,661             564,094,373             153,247,698
                                           -----------           -------------           -------------
LIABILITIES
Payables:
   Distributions to Shareholders                 5,404                 100,481                  35,071
   Fund Shares Repurchased                       7,264                 504,085                  30,961
Accrued Expenses and Other Payables              4,649                  21,317                  10,777
                                           -----------           -------------           -------------
TOTAL LIABILITIES                               17,317                 625,883                  76,809
                                           -----------           -------------           -------------
Net Assets at Value                        $37,339,344           $ 563,468,490           $ 153,170,889
                                           ===========           =============           =============
NET ASSETS
Paid-in Capital                            $37,002,946           $ 484,925,751           $ 126,093,101
Accumulated Undistributed Net
   Investment Income (Loss)                          0                 (6,527)                  12,616
Accumulated Undistributed Net
   Realized Gain (Loss) on
   Investment Securities                     (932,596)               1,632,704               2,896,062
Net Appreciation of Investment Securities    1,268,994              76,916,562              24,169,110
                                           -----------           -------------           -------------
Net Assets at Value                        $37,339,344           $ 563,468,490           $ 153,170,889
                                           ===========           =============           =============
Shares Outstanding*                          2,953,843              26,892,589               7,842,096
Net Asset Value, Offering and Redemption
   Price per Share                              $12.64                  $20.95                  $19.53

~  Investment securities at cost and value at August 31, 1995 include repurchase
   agreements  of  $1,580,000,   $1,245,000  and  $1,110,000  for   Intermediate
   Government Bond, Total Return and Value Equity Funds, respectively.

* The Trust has one class of shares, which may be divided into different series, each representing an interest in a separate Fund. At August 31, 1995, there was an unlimited number of authorized Fund shares.

See Notes to Financial Statements

INVESCO Value Trust
Statement of Operations
Year Ended August 31, 1995

                                          Intermediate
                                            Government            Total Return            Value Equity
                                             Bond Fund                    Fund                    Fund
                                          ------------            ------------            ------------
INVESTMENT INCOME
INCOME
Dividends                                   $        0            $  7,016,050             $ 3,599,838
Interest                                     2,585,959              11,704,821                 573,461
   Foreign Taxes Withheld                            0               (164,839)                (49,319)
                                           -----------             -----------            ------------
   TOTAL INCOME                              2,585,959             18,556,032                4,123,980
                                           -----------             -----------            ------------
EXPENSES
Investment Advisory Fees                       214,128               2,824,847                 974,578
Transfer Agent Fees                            130,781                 477,373                 168,354
Administrative Fees                             15,353                  66,616                  29,713
Custodian Fees and Expenses                      6,222                  27,232                  10,178
Professional Fees and Expenses                  14,510                  36,669                  22,429
Registration Fees and Expenses                  24,834                  58,964                  38,357
Reports to Shareholders                         10,544                  39,239                  12,989
Trustees' Fees and Expenses                      9,116                  28,146                  14,940
Other Expenses                                   4,232                  13,086                   5,684
                                           -----------             -----------            ------------
   TOTAL EXPENSES                              429,720               3,572,172               1,277,222
                                           -----------             -----------            ------------
NET INVESTMENT INCOME                        2,156,239              14,983,860               2,846,758
                                           -----------             -----------            ------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on
   Investment Securities                     (915,758)               2,916,413               5,886,502
Change in Net Appreciation of
   Investment Securities                     2,538,939              46,627,023              14,593,965
                                           -----------             -----------            ------------
NET GAIN ON INVESTMENT SECURITIES            1,623,181              49,543,436              20,480,467
                                           -----------             -----------            ------------
Net Increase in Net Assets from Operations $ 3,779,420             $64,527,296            $ 23,327,225
                                           ===========             ===========            ============

See Notes to Financial Statements

INVESCO Value Trust
Statement of Changes in Net Assets
Year Ended August 31

                                                             Intermediate Government
                                                                  Bond Fund            Total Return Fund
                                                 -----------   ------------   ------------  ------------
                                                        1995           1994           1995          1994
OPERATIONS
Net Investment Income                            $ 2,156,239   $  2,058,207   $ 14,983,860  $  8,343,044
Net Realized Gain (Loss) on
    Investment Securities                          (915,758)        620,157      2,916,413     2,193,169
Change in Net Appreciation (Depreciation)
    of Investment Securities                       2,538,939    (2,854,227)     46,627,023     7,456,021
                                                 -----------   ------------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                3,779,420      (175,863)     64,527,296    17,992,234
                                                 -----------   ------------   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                            (2,147,391)    (2,052,118)   (14,983,860)   (8,343,044)
In Excess of Net Investment Income                         0        (6,095)       (20,316)   (1,271,098)
Net Realized Gain on Investment Securities                 0    (1,054,005)      (787,737)   (2,193,169)
In Excess of Net Realized Gain on
    Investment Securities                                  0              0              0   (1,987,157)
                                                 -----------   ------------    -----------   -----------
TOTAL DISTRIBUTIONS                              (2,147,391)    (3,112,218)   (15,791,913)  (13,794,468)
                                                 -----------   ------------    -----------   -----------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                     27,363,047     14,705,799    326,800,315   132,448,414
Reinvestment of Distributions                      2,080,851      2,969,516     15,396,556    13,327,958
                                                 -----------   ------------    -----------   -----------
                                                  29,443,898     17,675,315    342,196,871   145,776,372
Amounts Paid for Repurchases of Shares          (25,597,128)   (21,910,324)  (120,228,352)  (77,433,579)
                                                ------------   ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS                   3,846,770    (4,235,009)    221,968,519    68,342,793
                                                ------------   ------------    -----------   -----------
Total Increase (Decrease) in Net Assets            5,478,799    (7,523,090)    270,703,902    72,540,559
NET ASSETS
Beginning of Period                               31,860,545     39,383,635    292,764,588   220,224,029
End of Period                                   $ 37,339,344   $ 31,860,545  $ 563,468,490  $292,764,588
                                                ============   ============  =============  ============
Accumulated Undistributed Net Investment
    Loss Included in Net Assets at
    End of Period                               $          0   $          0  $     (6,527)  $          0

                     ------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                     $  2,246,918   $  1,154,467   $ 16,593,356  $  7,264,152
Shares Issued from Reinvestment of
    Distributions                                    170,015        235,197        786,039       728,959
                                                 -----------   ------------    -----------   -----------
                                                   2,416,933      1,389,664     17,379,395     7,993,111
Shares Repurchased                               (2,082,218)    (1,743,095)    (6,275,356)   (4,260,757)
                                                 -----------   ------------    -----------   -----------
Net Increase (Decrease) in Fund Shares          $    334,715   $  (353,431)   $ 11,104,039  $  3,732,354
                                                ============   ============   ============  ============

See Notes to Financial Statements

INVESCO Value Trust
Statement of Changes in Net Assets (Continued)
Year Ended August 31

                                                          Value Equity Fund
                                                ---------------------------
                                                        1995           1994

OPERATIONS
Net Investment Income                             $2,846,758    $ 1,802,411
Net Realized Gain on Investment Securities         5,886,502      5,051,741
Change in Net Appreciation of Investment
    Securities                                    14,593,965      2,024,162
                                                ---------------------------
NET INCREASE IN NET ASSETS
    FROM OPERATIONS                               23,327,225      8,878,314
                                                ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                            (2,834,142)    (1,802,411)
In Excess of Net Investment Income                         0      (239,803)
Net Realized Gain on Investment Securities       (7,116,877)    (5,176,510)
                                                ---------------------------
TOTAL DISTRIBUTIONS                              (9,951,019)    (7,218,724)
                                                ---------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                     98,871,021    106,482,312
Reinvestment of Distributions                      9,797,324      7,097,380
                                                ---------------------------
                                                 108,668,345    113,579,692
Amounts Paid for Repurchases of Shares          (80,723,493)   (85,303,387)
                                                ---------------------------
NET INCREASE IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS                  27,944,852     28,276,305
                                                ---------------------------
Total Increase in Net Assets                      41,321,058     29,935,895
NET ASSETS
Beginning of Period                              111,849,831     81,913,936
                                                ---------------------------
End of Period                                   $153,170,889  $ 111,849,831
                                                ===========================
Accumulated Undistributed Net Investment
    Income Included in Net Assets at
    End of Period                                    $12,616            $ 0

FUND SHARE TRANSACTIONS
Shares Sold                                        5,496,357      6,026,761
Shares Issued from Reinvestment of
    Distributions                                    573,039        405,056
                                                   6,069,396      6,431,817
Shares Repurchased                               (4,400,997)    (4,861,383)
Net Increase in Fund Shares                        1,668,399      1,570,434

See Notes to Financial Statements

INVESCO Value Trust
Notes to Financial Statements
NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Value Trust (the "Trust") is organized under the laws of the Commonwealth of Massachusetts and consists of three separate funds: Intermediate Government Bond Fund, Total Return Fund and Value Equity Fund. The Trust is registered under the Investment Company Act of 1940, (the "Act") as a diversified, open-end management investment company. The Trust's fiscal year-end was changed from December 31 to August 31 in 1993.
      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.
     A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sale price in the market where such securities are primarily traded. If last sale prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trust's trustees.
     Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Trust's trustees. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from dealers making a market for such securities.
     Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
     If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Trust's trustees.
     Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
     B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Trust are fully collateralized by U.S. Government securities and such collateral is in the possession of the Trust's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.
     C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
     Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.
     The Trust may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Trust to additional risks resulting from future political or economic conditions and/or possible imposition of adverse foreign governmental laws or currency exchange restrictions.
     D. FEDERAL AND STATE TAXES -- The Trust has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At August 31, 1995, Intermediate Government Bond Fund had $411,995 in net capital loss carryovers which expire in the year 2003.

     Intermediate Government Bond Fund incurred and elected to defer post-October 31 net capital losses of $524,072 to the year ended August 31, 1996. To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.
     Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended August 31, 1995, 39.09% for Total Return Fund and 63.08% for Value Equity Fund qualified for the dividends received deduction available to the Trust's corporate shareholders.
     Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
     E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- For Value Equity and Total Return Funds, dividends and distributions to shareholders are recorded on the ex dividend/distribution date. All of Intermediate Government Bond Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Reinvestment of dividends is effected at the month-end net asset value. The Trust distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, foreign currency transactions, nontaxable dividends, net operating losses and expiring capital loss carryforwards. During the year ended August 31, 1995, Intermediate Government Bond Fund reclassified $8,848 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investment securities. During the year ended August 31, 1995, Total Return Fund reclassified $13,789 from paid-in capital to accumulated undistriuted net investment income and $12,587 from paid-in capital to accumulated undistributed net realized gain on investment securities. Net investment income and net assets were not affected.
     F. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
     NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Trust's investment adviser. s compensation for its services to the Trust, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. he fee is based on the annual rate of each Fund's average net assets as follows:

                                               AVERAGE NET ASSETS
                                    --------------------------------------
                                    $0 to       $500 Million       Over
                                     $500           to $1           $1
Fund                                Million        Billion        Billion
---------------------------------------------------------------------------
Intermediate Government Bond Fund    0.60%           0.50%          0.40%
Total Return Fund                    0.75%           0.65%          0.50%
Value Equity Fund                    0.75%           0.65%          0.50%

      In accordance with a Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, investment decisions of the Trust are made by ICM. Fees for such sub-advisory services are paid by IFG.
      In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. he fee is accrued daily and paid monthly.
     IFG receives a transfer agent fee at an annual rate of $14.00 for Total Return and Value Equity Funds, and $20.00 for Intermediate Government Bond Fund per shareholder account, or per participant in an omnibus account. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended August 31, 1995, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                       Purchases                Sales
--------------------------------------------------------------------------------
Total Return Fund                         $148,343,238              $ 24,774,702
Value Equity Fund                           71,334,113                41,209,341

      For the year ended August 31, 1995, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

Fund                                       Purchases                Sales
--------------------------------------------------------------------------------
Intermediate Government Bond Fund         $ 34,012,018              $31,192,247
Total Return Fund                          135,272,188               79,604,469

NOTE 4 -- APPRECIATION AND DEPRECIATION. At August 31, 1995, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                       Gross            Gross           Net
Fund                                Appreciation     Depreciation   Appreciation
--------------------------------------------------------------------------------
Intermediate Government Bond Fund   $ 1,404,427      $  139,956     $ 1,264,471
Total Return Fund                    80,479,718       3,577,816      76,901,902
Value Equity Fund                    26,505,004       2,529,209      23,975,795

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Trust's officers and trustees are also officers and directors of ICM or IFG.
      The Trust has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 25% of the retainer fee at the time of retirement.
      Pension expenses for the year ended August 31, 1995, included in Trustees' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in prepaid expenses and accrued expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                      Unfunded
                                    Pension             Accrued       Pension
Fund                                Expenses         Pension Costs   Liability
--------------------------------------------------------------------------------
Intermediate Government Bond Fund   $   703          $    1,129     $   1,832
Total Return Fund                     6,527              10,474        17,001
Value Equity Fund                     2,674               4,290         6,964

INVESCO Value Trust
Financial Highlights
(For a Fund Share Outstanding throughout Each Period)

                                                                  Period
                                                                   Ended
                                       Year Ended August 31    August 31        Year Ended December 31
                                     ---------------------------------------------------------------------
                                         1995        1994        1993        1992        1991        1990
                                                               (Note 1)

                                               Intermediate Government Bond Fund

PER SHARE DATA
Net Asset Value --
  Beginning of Period                $  12.16    $  13.25    $  12.68    $  12.89    $  12.13    $  12.07
                                     --------    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                    0.73        0.70        0.48        0.90        0.89        1.00
Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)       0.48      (0.75)        0.57      (0.16)        0.77        0.05
                                     --------    --------    --------    --------    --------    --------
Total from Investment Operations         1.21      (0.05)        1.05        0.74        1.66        1.05
                                     --------    --------    --------    --------    --------    --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+    0.73        0.70        0.48        0.90        0.90        0.99
Distributions from Capital Gains         0.00        0.34        0.00        0.05        0.00        0.00
                                     --------    --------    --------    --------    --------    --------
Total Distributions                      0.73        1.04        0.48        0.95        0.90        0.99
                                     --------    --------    --------    --------    --------    --------
Net Asset Value -- End of Period     $  12.64    $  12.16    $  13.25    $  12.68    $  12.89    $  12.13
                                     ========    ========    ========    ========    ========    ========
TOTAL RETURN                           10.36%     (0.37%)      8.38%*       6.03%      14.16%       9.08%

RATIOS
Net Assets -- End of Period
    ($000 Omitted)                   $ 37,339    $ 31,861    $ 39,384    $ 29,649    $ 24,385    $ 18,380
Ratio of Expenses to Average
    Net Assets#                         1.20%       1.07%      0.96%~       0.97%       0.93%       0.85%
Ratio of Net Investment Income
    to Average Net Assets#              6.04%       5.58%      5.48%~       6.38%       7.28%       8.16%
Portfolio Turnover Rate                   92%         49%        34%*         93%         51%         31%

+ Distributions in excess of net investment income for the year ended August 31, 1994, aggregated less than $0.01on a per share basis.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 1990. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.96% and and ratio of net investment income to average net assets would have been 8.05%.

~   Annualized


INVESCO Value Trust
Financial Highlights (Continued)
(For a Fund Share Outstanding throughout Each Period)

                                                               Period
                                                                Ended
                                     Year Ended August 31   August 31              Year Ended December 31
                                     --------------------   ---------  ----------------------------------
                                         1995        1994        1993        1992        1991        1990
                                                             (Note 1)

                                     Total Return Fund

PER SHARE DATA
Net Asset Value --
    Beginning of Period              $  18.54    $  18.27   $   17.18   $   16.43    $  14.21    $  15.08
                                    ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                    0.72        0.69        0.40       0.66         0.71        0.74
Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)       2.46        0.60        1.09        0.93        2.78      (0.80)
                                    ---------   ---------   ---------   ---------   ---------   ---------
Total from Investment Operations         3.18        1.29        1.49        1.59        3.49      (0.06)
                                    ---------   ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
Dividends from Net Investment Income     0.72        0.60        0.40       0.65         0.72        0.75
In Excess of Net Investment Income+      0.00        0.09        0.00        0.00        0.00        0.00
Distributions from Capital Gains         0.05        0.17        0.00        0.19        0.55        0.06
In Excess of Capital Gains               0.00        0.16        0.00        0.00        0.00        0.00
                                    ---------   ---------   ---------   ---------   ---------   ---------
Total Distributions                      0.77        1.02        0.40        0.84        1.27        0.81
                                    ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value -- End of Period    $   20.95   $   18.54   $   18.27   $   17.18   $   16.43   $   14.21
                                    =========   =========   =========   =========   =========   =========
TOTAL RETURN                           17.54%       7.22%      8.72%*       9.84%      24.96%     (0.35%)

RATIOS
Net Assets -- End of Period
    ($000 Omitted)                  $ 563,468   $ 292,765   $ 220,224   $ 137,196   $  82,219   $  54,874
Ratio of Expenses to Average
    Net Assets                          0.95%       0.96%      0.93%~       0.88%       0.92%       1.00%
Ratio of Net Investment Income
    to Average Net Assets               3.97%       3.31%      3.51%~       4.06%       4.62%       5.22%
Portfolio Turnover Rate                   30%         12%        19%*         13%         49%         24%


+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

~   Annualized

INVESCO Value Trust
Financial Highlights (Continued)
(For a Fund Share Outstanding throughout Each Period)

                                                               Period
                                                                Ended
                                     Year Ended August 31   August 31              Year Ended December 31
                                     --------------------   ---------    --------------------------------
                                         1995       1994         1993       1992         1991        1990
                                                             (Note 1)

                                     Value Equity Fund

PER SHARE DATA
Net Asset Value --
    Beginning of Period             $   18.12   $   17.79   $   16.91   $   16.57   $   13.88   $   15.30
                                    ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                    0.39        0.36        0.24        0.36        0.40        0.44
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)         2.58        1.20        0.88        0.45        4.54      (1.33)
                                    ---------   ---------   ---------   ---------   ---------   ---------
Total from Investment Operations         2.97        1.56        1.12        0.81        4.94      (0.89)
                                    ---------   ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
Dividends from Net Investment Income     0.39        0.31        0.24        0.34        0.40        0.47
In Excess of Net Investment Income       0.00        0.04        0.00        0.00        0.00        0.00
Distributions from Capital Gains         1.17        0.88        0.00        0.13        1.85        0.06
                                    ---------   ---------   ---------   ---------   ---------   ---------
Total Distributions                      1.56        1.23        0.24        0.47        2.25        0.53
                                    ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value -- End of Period    $   19.53   $   18.12   $   17.79   $   16.91   $   16.57   $   13.88
                                    =========   =========   =========   =========   =========   =========
TOTAL RETURN                           17.84%       9.09%      6.65%*       4.98%       35.84%     (5.80%)

RATIOS
Net Assets -- End of Period
    ($000 Omitted)                  $ 153,171   $ 111,850   $  81,914   $  78,609   $  39,741   $  29,825
Ratio of Expenses to Average
    Net Assets#                         0.97%       1.01%      1.00%~       0.91%       0.98%       1.00%
Ratio of Net Investment Income
    to Average Net Assets#              2.17%       1.80%      2.07%~       2.19%       2.39%       3.00%
Portfolio Turnover Rate                   34%         53%        35%*         37%         64%         23%


* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the year ended December 31, 1990. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.04% and ratio of net investment income to average net assets would have been 2.96%.

~   Annualized


Report of Independent Accountants


To the Trustees and Shareholders of
INVESCO Value Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Intermediate Government Bond Fund, INVESCO Total Return Fund and INVESCO Value Equity Fund (constituting the INVESCO Value Trust, hereafter referred to as the "Fund") at August 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Denver, Colorado
October 2, 1995

INVESCO FUNDS

To receive general information and
prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information,

Call toll-free:  1-800-525-8085

To reach PAL(r), your 24-hour Personal Account
Line, call:  1-800-424-8085

Or write to:
INVESCO Funds Group, Inc., Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

This information must be preceded or accompanied by a current prospectus.